                                                                    EXHIBIT 10.5

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is entered into as of October 8, 2002, among WILLIAMS PIPE LINE COMPANY, LLC, a Delaware limited liability company and WILLIAMS ENERGY PARTNERS L.P., a Delaware limited partnership (each a "BORROWER" and collectively, the "BORROWERS"), BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement hereinafter referenced, Lehman Brothers Inc. and Citibank, N.A., as SYNDICATION AGENTS, Merrill Lynch & Co., as DOCUMENTATION AGENT, and the Lenders (as defined in the Credit Agreement) party hereto.

      Reference is made to the Credit Agreement dated as of April 11, 2002 (the "CREDIT AGREEMENT") among Borrowers, Administrative Agent, Syndication Agents, the Documentation Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

      A. Borrowers have requested that Administrative Agent and Lenders extend the Stated Maturity Date from October 8, 2002, until November 27, 2002.

      B. Subject to the terms and conditions of this Amendment, the Administrative Agent and the undersigned Lenders are willing to agree to such amendments.

      Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

      PARAGRAPH 1. AMENDMENT.

      (a) The definition of "STATED MATURITY DATE" is amended in its entirety to read as follows:

            "STATED MATURITY DATE means November 27, 2002."

      PARAGRAPH 2. EFFECTIVE DATE. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "EFFECTIVE DATE") the Administrative Agent shall have received (A) counterparts of this Amendment, executed by Borrowers, and Lenders, (B) counterparts of the fee letter dated as of October 8, 2002, executed by each Borrower, and receipt of the amendment fee referenced therein in immediately available funds, and (C) each document and other items listed on the attached ANNEX A, each of which must be in form and substance acceptable to Administrative Agent.

      PARAGRAPH 3. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, and each Borrower (a) consents to the agreements in this Amendment and (b) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of any Borrower under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all guaranties and Rights thereunder are hereby ratified and confirmed.

      PARAGRAPH 4. REPRESENTATIONS. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and
(b) no Default or Event of Default exists.

      PARAGRAPH 5. EXPENSES. Borrowers shall be jointly and severally liable to pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

      PARAGRAPH 6. MISCELLANEOUS. This Amendment is a "Loan Document" referred to in the Credit Agreement. The provisions relating to Loan Documents in ARTICLE X of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and
(e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

      PARAGRAPH 7. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      PARAGRAPH 8. PARTIES. This Amendment binds and inures to the benefit of Borrowers, Administrative Agent, Syndication Agents, Documentation Agent, Lenders, and their respective successors and assigns.

      PARAGRAPH 9. FURTHER ASSURANCES. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.

      The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                             WILLIAMS PIPE LINE COMPANY, LLC

                             By: WILLIAMS ENERGY PARTNERS L.P.,
                                 its Sole Member
                             By: Williams GP LLC,
                                 its General Partner

                                 By:
                                    ------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                             WILLIAMS ENERGY PARTNERS L.P.

                             By: WILLIAMS GP LLC,
                                 its General Partner

                                 By:
                                    ------------------------------------------
                                 Name:  Don R. Wellendorf
                                 Title: President and Chief Executive Officer


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                             BANK OF AMERICA, N.A., as Administrative Agent and Lender

                             By:
                                 --------------------------------------
                             Name:    Claire M. Liu
                             Title:   Managing Director


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                    SYNDICATED LOAN FUNDING TRUST

                                    By Lehman Commercial Paper Inc., not in its individual capacity but solely as Asset Manager, as a Lender

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                    CITIBANK, N.A., as Syndication Agent and as a Lender

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   MERRILL LYNCH CREDIT CORPORATION, as a Lender

                                       By:
                                           ----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                   JPMORGAN CHASE BANK, as a Lender

                                       By:
                                           ----------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------


                                SIGNATURE PAGE TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                                                                         ANNEX A
                                     ANNEX A

                               CLOSING CONDITIONS

          Unless otherwise specified, all documents must be dated as of October 8, 2002 (the "AMENDMENT-CLOSING DATE").

H&B [1.] FIRST AMENDMENT TO CREDIT AGREEMENT dated as of the Amendment-Closing Date, executed and delivered by each of the parties set forth therein, accompanied by:

                  Annex A - Closing Conditions

Borrower [2.] OFFICERS' CERTIFICATE dated as of the Amendment-Closing Date, executed by the Manager/Officer and Secretary or an Assistant Secretary of the General Partner of Williams GP LLC, certifying resolutions adopted by such Borrower, incumbency of certain officers of such Borrower, and changes to such Borrower's organizational documents, if any, attached to which are:

                  Annex A - Resolutions
                  Annex B - Changes to organizational documents, if any

Borrower [3.] OFFICERS' CERTIFICATE dated as of the Amendment-Closing Date, executed by Manager/Officer and Secretary or an Assistant Secretary of the General Partner of the Sole Member of Williams Pipe Line Company, LLC, certifying resolutions adopted by such Borrower, incumbency of certain officers of such Borrower, and changes to such Borrower's organizational documents, if any, attached to which are:

                  Annex A - Resolutions
                  Annex B - Changes to organizational documents, if any

Borrowers   [4.] Payment of all reasonable fees owed by Borrowers to Haynes and
            Boone, LLP.

            [5.] Such other agreements, documents, instruments, and items as Lenders may reasonably request.

----------
[ ] Denotes items not furnished or complete at the time this version of this Annex was prepared along with the names or initials of the party or counsel responsible for each.